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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 19, 2004
                                                         -----------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      0-49952                   06-1504091
      --------                     ---------                  ----------
(State or other jurisdiction of   (Commission                (IRS Employer
incorporation)                    File Number)               Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (570) 459-3700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)












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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

    Exhibit 99.1 Transcript of Remarks Delivered by Thomas M. Petro, President
                 and Chief Executive Officer of Northeast Pennsylvania Financial Corp. (the "Company") at the Company's annual meeting of stockholders held on February 19, 2004

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

      On February 19, 2004, at the annual meeting of stockholders of Northeast Pennsylvania Financial Corp. (the "Company"), Thomas L. Petro, President and Chief Executive Officer of the Company, presented remarks about the strategic plan and goals for the Company. A copy of his remarks are attached as Exhibit
99.1. and incorporated herein by reference.

      The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February  19, 2004           By: /s/ Thomas M. Petro
                                        ----------------------------------------
                                        Thomas M. Petro
                                        Chief Executive Officer



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